SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of Earliest event reported)                July 10, 2002

LIPID SCIENCES, INC.

(Exact name of registrant as specified in Charter)

Delaware	0-497	43-0433090

(State or Other Jurisdiction	(Commission File	(IRS Employer

of Incorporation)	Number)	Identification No.)

7068 Koll Center Parkway, Suite 401 , Pleasanton, California	94566

(Address of Principal Executive Offices)	(Zip Code)

         Registrant’s telephone number, including area code:       (925) 249-4000

Item 5. Other Events

         Please see the press release of Lipid Sciences, Inc., dated July 10, 2002, attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7. Financial Statements and Exhibits

(c) Exhibits

         Exhibit 99.1 Press release issued by Lipid Sciences, Inc. on July 10, 2002.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lipid Sciences, Inc.

Dated: July 12, 2002	By:	-s- Phil Radlick

Phil Radlick

Chief Executive Officer

EXHBIT INDEX

Exhibit 99.1 Press release issued by Lipid Sciences, Inc. on July 10, 2002.